SUPPLEMENT

DATED MARCH 1, 2012 TO

THE HARTFORD TOTAL RETURN BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2012

Until March 5, 2012, Hartford Investment Management Company (“Hartford Investment Management”) will serve as the sub-adviser for The Hartford Total Return Bond Fund (the “Fund”).  As of that date, Wellington Management Company, LLP (“Wellington Management”) will replace Hartford Investment Management as the sub-adviser for the Fund.  Accordingly, until March 5, 2012, the above referenced Prospectus and Summary Prospectus are revised as follows (and corresponding changes are made throughout):

1.             Under the heading “MANAGEMENT” in the Summary Prospectus and the heading “SUMMARY SECTION — MANAGEMENT” in the Prospectus, the disclosure is deleted and replaced with the following:

The Fund’s investment manager is Hartford Investment Financial Services, LLC. The Fund’s sub-adviser is Hartford Investment Management.

Portfolio Manager	Title	Involved with Fund Since
Joseph Portera	Executive Vice President	2009

Nasri Toutoungi	Managing Director	2003

Christopher J. Zeppieri, CFA	Vice President	2009

2.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the information about the Fund’s portfolio managers is deleted and replaced with the following:

Joseph Portera, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since December 2009.  Mr. Portera joined Hartford Investment Management in 2009.  Prior to joining the firm, Mr. Portera was a Managing Director, portfolio manager on several funds, including core plus strategies, and a senior member of the Global Fixed Income investment platform at MacKay Shields Financial LLC.  Prior to MacKay Shields, Mr. Portera was a Vice President with Fiduciary Trust, where he was responsible for Global Developed Bond Market separate accounts.  Mr. Portera has been an investment professional involved in trading and securities analysis since 1987.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Christopher J. Zeppieri, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the Fund since December 2009.  Mr. Zeppieri joined Hartford Investment Management in 2006.  Prior to joining the firm, he served as Fixed Income Strategist for Los Angeles-based Payden & Rygel.  Mr. Zeppieri has been an investment professional since 1998.

This Supplement should be retained with your Prospectus for future reference.

HV-7126	March 1, 2012